FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of July 14, 2017 (this “Agreement”) is entered into among Ducommun Incorporated, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, have entered into that certain Credit Agreement dated as of June 26, 2015 (as amended or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments. The Credit Agreement is hereby amended as follows:

(a)    The following defined terms are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country

(including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment Effective Date” means July 14, 2017.

“Qualified Acquisition Pro Forma Calculation” means, to the extent made in connection with determining the permissibility of (a) any Permitted Acquisition that is a Qualified Acquisition, the calculations required by clause (b) in the proviso of the definition of “Permitted Acquisition”, (b) an incurrence of Additional Second Lien Indebtedness in connection with a Qualified Acquisition, the calculation required by clause (h) in the proviso of the definition of “Additional Second Lien Indebtedness”, (c) an incurrence of Additional Unsecured Indebtedness in connection with a Qualified Acquisition, the calculation required by clause (f) in the proviso of the definition of “Additional Unsecured Indebtedness”, (d) an increase in the Revolving Facility in connection with a Qualified Acquisition, the calculations required by Section 2.02(g)(i)(F), (e) an incurrence of an Incremental Term Facility in connection with a Qualified Acquisition, the calculations required by Section 2.02(g)(ii)(F), (f) an assumption of Indebtedness of a Target that is acquired in a Qualified Acquisition, the calculation required by clause (ii) of the proviso in Section 7.02(d), (g) the incurrence of Earn Out Obligations in connection with a Qualified Acquisition, the calculation required by clause (iii) of the proviso in Section 7.02(e), (h) a Permitted Transfer in connection with a Qualified Acquisition, the calculations required by clause (d) of the proviso in the definition of “Permitted Transfer”, (i) the designation of a Subsidiary as an Unrestricted Subsidiary in connection with a Qualified Acquisition, the calculations required by clause (ii) of the second proviso in the first sentence of the definition of “Unrestricted Subsidiary”, and (j) the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary in connection with a Qualified Acquisition, the calculations required by clause (ii) of the proviso in the third sentence of the definition of “Unrestricted Subsidiary”.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)    Clause (d) in the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended by deleting the “or” immediately before clause (d)(ii) and adding a new clause (d)(iii) to read as follows:

or (iii) become the subject of a Bail-In Action

(c)    The phrase “arranged by federal funds brokers on such day” is hereby deleted from the definition of “Federal Funds Rate” in Section 1.01 of the Credit Agreement.

(d)    The definition of “MLPFS” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the First Amendment Effective Date), in its capacity as a joint lead arranger and joint bookrunner.

(e)    Section 1.03(d) of the Credit Agreement is hereby amended to read as follows:

(d)     Pro Forma Calculations. Notwithstanding anything to the contrary contained herein, all calculations of the Consolidated Total Net Adjusted Leverage Ratio (including for purposes of determining the Applicable Rate) and the Consolidated Fixed Charge Coverage Ratio shall be made on a Pro Forma Basis with respect to all Specified Transactions occurring during the applicable Measurement Period to which such calculation relates, and/or subsequent to the end of such Measurement Period but not later than the date of such calculation; provided, that, notwithstanding the foregoing, when calculating the Consolidated Total Net Adjusted Leverage Ratio and/or the Consolidated Fixed Charge Coverage Ratio for purposes of determining (i) compliance with Section 7.11, and/or (ii) the Applicable Rate, any Specified Transaction and any related adjustment contemplated in the definition of Pro Forma Basis that occurred subsequent to the end of the applicable Measurement Period shall not be given Pro Forma Effect. For purposes of determining compliance with any provision of this Agreement which requires Pro Forma Compliance with any financial covenant set forth in Section 7.11, (x) in the case of any such compliance required after delivery of financial statements for the fiscal quarter ending June 30, 2015, such Pro Forma Compliance shall be determined by reference to the maximum Consolidated Total Net Adjusted Leverage Ratio and/or minimum Consolidated Fixed Charge Coverage Ratio, as applicable, permitted for the fiscal quarter most recently then ended for which financial statements have been delivered (or were required to have been delivered) in accordance with Section 6.01(a) or (b), or (y) in the case of any such compliance required prior to the delivery referred to in clause (x) above, such Pro Forma Compliance shall be determined by reference to the maximum Consolidated Total Net Adjusted Leverage Ratio and/or minimum Consolidated Fixed Charge Coverage Ratio, as applicable, permitted for the fiscal quarter ending June 30, 2015. Notwithstanding anything to the contrary contained herein, (x) during the period commencing with the execution of the definitive acquisition agreement or the provision of irrevocable notice, in each case, in connection with a Limited Conditionality Accordion Transaction and ending on the earlier to occur of (A) the date of consummation of such Permitted Acquisition or such redemption or repayment and (B) the date of abandonment by the Borrower or the applicable Subsidiary of such Permitted Acquisition or such redemption or repayment, each Pro Forma Compliance Certificate (for the avoidance of doubt, excluding (1) any Compliance Certificate delivered pursuant to Section 6.02(b) and (2) the Pro Forma Compliance Certificate delivered by the Borrower to determine the permissibility of the underlying Permitted Acquisition itself (pursuant to the definition thereof)) delivered hereunder (and each other calculation on a Pro Forma Basis hereunder to determine the permissibility of a particular transaction (e.g., the incurrence of Additional Unsecured Indebtedness, etc.) shall demonstrate two (2) calculations of each of the relevant covenants set forth in Section 7.11; the first shall assume that the applicable Permitted Acquisition or redemption or repayment has been consummated and the second shall assume that such transaction has been abandoned, and, for the avoidance of doubt, with respect to any particular transaction, each such calculation set forth on the applicable

Pro Forma Compliance Certificate must demonstrate Pro Forma Compliance in order for such transaction to be permitted, and (y) in connection with any Qualified Acquisition Pro Forma Calculation, the maximum Consolidated Total Net Adjusted Leverage Ratio that was permitted pursuant to Section 7.11(a) for the most recent fiscal quarter ended for which the Borrower was required to deliver financial statements pursuant to Section 6.01(a) or (b) shall be deemed to be increased by 0.50 to 1.00 solely for purposes of such Qualified Acquisition Pro Forma Calculation (but, in no event shall such maximum Consolidated Total Net Adjusted Leverage Ratio exceed 4.50 to 1.00).

(f)    The phrase “No reallocation hereunder” in Section 2.15(a)(iv) of the Credit Agreement is hereby amended to read “Subject to Section 11.21, no reallocation hereunder”.

(g)    A new Section 5.25 is hereby added to the Credit Agreement to read as follows:

5.25    EEA Financial Institutions.

No Loan Party is an EEA Financial Institution.

(h)    A new Section 11.21 is hereby added to the Credit Agreement to read as follows:

11.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Solely to the extent any Lender or any L/C Issuer that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or any L/C Issuer that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or any L/C Issuer that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

2.    Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders, and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant to the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	DUCOMMUN INCORPORATED,
a Delaware corporation
By:
Name:
Title:

GUARANTORS:	DUCOMMUN AEROSTRUCTURES, INC.,
a Delaware corporation
By:
Name:
Title:
COMPOSITE STRUCTURES, LLC,
a Delaware limited liability company
By:
Name:
Title:
DUCOMMUN AEROSTRUCTURES NEW YORK, INC.,
a New York corporation
By:
Name:
Title:
DUCOMMUN LABARGE TECHNOLOGIES, INC.,
an Arizona corporation
By:
Name:
Title:
CMP DISPLAY SYSTEMS, INC.,
an California corporation
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

DUCOMMUN AEROSTRUCTURES MEXICO, LLC,
a Delaware limited liability company
By:
Name:
Title:
DUCOMMUN LABARGE TECHNOLOGIES, INC.,
a Delaware corporation
By:
Name:
Title:
LABARGE/STC, INC.,
a Texas corporation
By:
Name:
Title:
LABARGE ACQUISITION COMPANY, INC.,
a Missouri corporation
By:
Name:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:                BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG UNION BANK, N.A.,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

SIEMENS FINANCIAL SERVICES, INC.,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

CALIFORNIA BANK & TRUST,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

MANUFACTURERS BANK,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT

CATHAY BANK,
as Lender
By:
Name:
Title:

DUCOMMUN INCORPORATED
FIRST AMENDMENT TO CREDIT AGREEMENT